Exhibit 10.35

SCHEDULE OF DIRECTOR INDEMNIFICATION AGREEMENTS SUBSTANTIALLY IDENTICAL TO FORM OF DIRECTOR INDEMNIFICATION AGREEMENT FILED AS EXHIBIT TO ANNUAL REPORT

In accordance with Instruction 2 to Item 601 of Regulation S-K, the Registrant has omitted filing the following Director Indemnification Agreements by and between Energy Vault Holdings, Inc. and the parties named below because they are substantially identical in all material respects to the form of Director Indemnification Agreement filed as Exhibit 10.30 to Energy Vault Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025:

1.Indemnification Agreement with Robert Piconi, dated May 21, 2025

2.Indemnification Agreement with Theresa Fariello, dated May 21, 2025

3.Indemnification Agreement with Mary Beth Mandanas, dated May 21, 2025

4.Indemnification Agreement with Thomas Ertel, dated May 21, 2025

5.Indemnification Agreement with Larry Paulson, dated May 21, 2025

6.Indemnification Agreement with Stephanie Unwin, dated May 21, 2025

7.Indemnification Agreement with Dylan Hixon, dated May 21, 2025